UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                                May 8, 2007

                             ----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On May 8, 2007, the stockholders adopted the amended and restated Werner Enterprises, Inc. Equity Plan pursuant to which the Board will be able to grant shares of restricted stock and grant awards of stock options and stock appreciation rights to non-employee directors and employees. A description of the material changes to the plan is included in the registrant's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2007. A copy of the amended and restated Equity Plan is included as an exhibit to this Form 8-K.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On May 8, 2007, the Board of Directors ("the Board") of the registrant adopted an amendment to the Revised and Restated By-Laws of the registrant. The amendment is effective as of May 8, 2007 and replaces Article IX in its entirety. Article IX currently provides for indemnification of directors, officers, employees and agents. The Articles of Incorporation were amended by the stockholders on May 8, 2007 to provide mandatory indemnification of directors and officers, and the amended Article IX of the By-Laws permits the Board to indemnify employees and agents. Article IX of the By-laws, as amended, reads as set forth below:

       INDEMNIFICATION OF NON-DIRECTOR OR NON-OFFICER EMPLOYEES AND
                                  AGENTS

          At the discretion of the Board of Directors, the corporation may indemnify any person who is or was a non-director, non-officer employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, member of a limited liability company, trustee, employee, or other agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, as permitted by the Nebraska Business Corporation Act, as amended from time to time. The indemnification of the officers and directors shall be as provided by Article VIII of the Articles of Incorporation of the corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibit 99.1    Werner Enterprises, Inc. Equity Plan adopted  by
the stockholders on May 8, 2007.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      May 14, 2007                 By:  /s/ John J. Steele
           ------------------                ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      May 14, 2007                 By:  /s/ James L. Johnson
           ------------------                ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary